UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2006

On Assignment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-20540	95-4023433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26651 West Agoura Road, Calabasas, California	91302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (818) 878-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 30, 2006, On Assignment, Inc. (the “Company”) announced its financial results for the third quarter of 2006.  A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

The following information shall be considered “filed” under the Securities Exchange Act of 1934, as amended. Set forth below is selected consolidated financial data for the Company as of September 30, 2005 and 2006 and June 30, 2006 and for the three months ended September 30, 2005 and 2006 and June 30, 2006 and for the nine months ended September 30, 2005 and 2006.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2006	September 30, 2005	June 30, 2006	September 30, 2006	September 30, 2005

Revenues	$75,678	$65,951	$68,636	$211,037	$173,155
Cost of Services	54,898	48,010	49,368	154,005	126,910
Gross Profit	20,780	17,941	19,268	57,032	46,245
Selling, General and Administrative Expenses	17,266	16,365	16,644	50,696	47,895
Operating Income (Loss)	3,514	1,576	2,624	6,336	(1,650)
Interest Income	325	113	256	815	454
Pre-tax Income (Loss)	3,839	1,689	2,880	7,151	(1,196)
Income Tax Expense (Benefit)	1,140	(119)	966	2,236	(279)
Net Income (Loss)	$2,699	$1,808	$1,914	$4,915	$(917)

Diluted Earnings (Loss) Per Share	$0.10	$0.07	$0.07	$0.18	$(0.04)
Weighted Average Common and Common Equivalent Shares Outstanding	26,869	26,085	26,974	26,752	25,368

SUPPLEMENTAL FINANCIAL INFORMATION

(Unaudited)
(In thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2006	September 30, 2005	June 30, 2006	September 30, 2006	September 30, 2005
Revenues:
Lab Support Segment	$30,588	$26,615	$29,070	$86,116	$72,382

Nurse Travel	32,000	28,251	26,934	87,616	71,959
Medical Financial and Allied	13,090	11,085	12,632	37,305	28,814
Healthcare Segment	45,090	39,336	39,566	124,921	100,773
Total	$75,678	$65,951	$68,636	$211,037	$173,155

Gross Profit:
Lab Support Segment	$9,988	$8,587	$9,723	$27,786	$23,164

Nurse Travel	6,505	5,820	5,565	17,855	14,544
Medical Financial and Allied	4,287	3,534	3,980	11,391	8,537
Healthcare Segment	10,792	9,354	9,545	29,246	23,081
Total	$20,780	$17,941	$19,268	$57,032	$46,245

Selected Cash Flow Information:
Cash provided by (used for) Operations	$2,646	$(1,149)	$6,885	$12,001	$3,369
Capital Expenditures	800	951	658	3,054	3,093

SELECTED CONSOLIDATED BALANCE SHEET DATA

(Unaudited)
(In thousands of dollars)

	As of
	September 30, 2006	September 30, 2005	June 30, 2006
Cash, Cash Equivalents, Restricted Cash and Marketable Securities	$35,572	$25,303	$33,789
Accounts Receivable, net	41,291	35,016	35,084
Working Capital	57,788	44,769	53,630
Total Assets	107,974	93,981	100,819
Current Liabilities	21,439	19,142	18,140
Long-term Liabilities	622	110	476
Stockholders Equity	85,913	74,729	82,203

Item 9.01  Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02:

	99.1	Press release of On Assignment, Inc. dated October 30, 2006, reporting its financial results for the third quarter of 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

On Assignment, Inc.

Date: October 31, 2006	/s/ Michael J. Holtzman
Michael J. Holtzman Sr. Vice President, Finance and Chief Financial Officer